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                                                                      EXHIBIT 10

                                FIRST AMENDMENT
                     TO AMENDED AND RESTATED LOAN AGREEMENT

     This First Amendment to Amended and Restated Loan Agreement dated as of October 11, 2000 (this "Amendment"), by and among (a) Metallurg, Inc., a Delaware corporation having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MI"), Shieldalloy Metallurgical Corporation, a Delaware corporation having its principal place of business at 12 West Boulevard, Newfield, New Jersey 08344 ("SMC") and Metallurg International Resources, Inc., a New York corporation having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MIR" and together with MI and SMC, the "Borrowers"), (b) Metallurg Services, Inc., a New York corporation having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MSI"), MIR (China), Inc., a Delaware corporation having its principal place of business at 6 East 43rd Street, New York, New York 10017 ("MIR China"), and Metallurg Holdings Corporation, a New Jersey corporation having its principal place of business at 12 West Boulevard, Newfield, New Jersey 08344 ("MHC" and collectively with MSI and MIR China, the "Guarantors"), (c) Fleet National Bank (formerly known as BankBoston, N.A.), a national banking association, as agent (in such capacity the "Agent") for itself and the other financial institutions from time to time parties to the Loan Agreement referred to below (collectively, the "Banks"); and (d) the Banks, amends certain provisions of the Amended and Restated Loan Agreement dated as of October 29, 1999, by and among the Borrowers, the Guarantors, the Agent and the Banks (as amended, modified, supplemented or restated and in effect from time to time, the "Loan Agreement"). Terms not otherwise defined herein which are defined in the Loan Agreement shall have the respective meanings herein assigned to such terms in the Loan Agreement. Terms not otherwise defined herein or in the Loan Agreement but which are defined in section 1 of this Amendment shall have the respective meanings in this Amendment assigned to such terms in section 1.

     WHEREAS, the Borrowers and the Guarantors have requested that the Agent and the Banks agree to amend the terms of the Loan Agreement in certain respects in order to permit MI to repurchase all or a portion of the Parent Notes on or before March 30, 2001, at a price for each such repurchased Parent Note not to exceed an average for all such repurchases of $300 per $1000 face value of such Parent Notes at maturity, with an aggregate repurchase price of all such repurchased Parent Notes not to exceed $20,000,000; and

     WHEREAS, the Agent and the Banks are willing to so amend the terms of the Loan Agreement in such respects as hereinafter more fully set forth, upon the terms and subject to the conditions contained herein;

     NOW, THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement, herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Amendment of Section 9 of the Loan Agreement.

     (a) Section 9.2(d) of the Loan Agreement is hereby amended by deleting the word "and" immediately preceding subsection (xvi) thereof; and inserting immediately following such subsection the following new subsection (xvii):

     , and (xvii) so long as no Default or Event of Default shall have occurred and be continuing, and none would result therefrom, investments in an amount not to exceed $20,000,000 in the aggregate, which consist of the repurchase by MI of all or a portion of the outstanding Parent Notes on or before March 30, 2001, provided that such repurchases may only be made at a price per Parent Note not to exceed an average for all such repurchases of $300 per $1,000 face value of such Parent Notes at maturity, and that the Parent Notes so repurchased shall be immediately delivered into the control of the Agent to be held as Collateral pursuant to the Security Agreement.

     (b) Section 9 of the Loan Agreement is hereby amended by amending Section 9.2(e) of the Loan Agreement by deleting such section in its entirety, and inserting in place thereof, the following:
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          (e) make any Restricted Payment other than (i) [intentionally omitted]
     (ii) Distributions in the form of dividends by the Guarantors or MCL to the Borrowers, (iii) so long as no Default or Event of Default shall have occurred and be continuing, and none would result therefrom, payments under the Safeguard Management Agreement in an aggregate amount not to exceed $500,000 during any fiscal year of MI, (iv) so long as no Default or Event of Default shall have occurred and be continuing, and none would result therefrom, Distributions to M Holdings: (A) to the extent that the same is deemed a Distribution to M Holdings, the investment by MI in the Parent Notes permitted pursuant to Section 9.2(d)(xvii), and (B) in each fiscal year up to an aggregate amount equal to the amount of regularly scheduled cash interest payments that M Holdings is required to pay on the Parent Notes in such fiscal year, solely for the purpose of making such interest payments, provided, however, the amount shall not include any payments to fund any increases in the rate of interest under the Parent Notes from that in effect on the Restatement Date or any interest accrued on the Parent Notes for any period prior to July 15, 2003, provided, further that such Distributions shall not be made until a date which is not more than fifteen
     (15) days prior to the date such interest payments are due and payable by M Holdings, (v) so long as no Default or Event of Default shall have occurred and be continuing, and none would result therefrom, repurchases of capital stock from employees of MI in connection with the termination of such employees' employment with MI in an aggregate amount not to exceed $200,000 during any fiscal year of MI, (vi) payments for goods and services on an arm's length basis on terms competitive with those afforded by third parties, (vii) payments under a tax sharing agreement approved by the Banks and the Agent, and (viii) payments, not otherwise prohibited by the terms of this Agreement, to Affiliates of M Holdings which are Subsidiaries of MI.

     SECTION 2. Representations, Warranties and Covenants; No Default; Authorization. Each of the Borrowers and Guarantors hereby represents, warrants and covenants to the Agent and the Banks as follows:

     (a) Each of the representations and warranties of such Borrower or Guarantor contained in the Loan Agreement was true as of the date as of which it was made and is true as and at the date of this Amendment, and no Default or Event of Default has occurred and is continuing as of the date of this Amendment;

     (b) This Amendment has been duly authorized, executed and delivered by each of the Borrowers and Guarantors and is in full force and effect; and

     (c) Upon the execution and delivery of this Amendment by the respective parties hereto, this Amendment shall constitute the legal, valid and binding obligation of the Borrowers and the Guarantors, enforceable in accordance with its terms, except that the enforceability thereof may be subject to any applicable bankruptcy, reorganization, insolvency or other laws affecting creditors' rights generally.

     SECTION 3. Conditions to Effectiveness. The effectiveness of this Amendment, including the amendments and limited consent contained herein, shall be subject to the satisfaction of the following conditions precedent:

     (a) This Amendment shall have been duly executed and delivered by the Borrowers, the Guarantors and the Majority Banks and shall be in full force and effect;

     (b) The Borrowers shall have paid to the Administrative Agent, (i) for the accounts of the Banks in accordance with each such Bank's Commitment Percentage, an amendment fee in the amount of $100,000, and (ii) for its own account, all other fees and expenses that are due and payable as of the date hereof;

     (c) The Borrowers have demonstrated to the reasonable satisfaction of the Agent, based on a pro forma Compliance Certificate, compliance with section 9.3 of the Credit Agreement on a pro forma basis immediately prior to and after giving effect to the investment permitted under Section 9.2(d)(xvii) (or the Distribution permitted under Section 9.2(e)(iv)(A)); and

     (d) The Borrowers have delivered to the Agent a certificate of the chief financial officer of each Borrower to the effect that (i) the Borrowers will be solvent upon the consummation of the investment permitted under Section 9.2(d)(xvii) (or the Distribution permitted under Section 9.2(e)(iv)(A)); (ii) the pro forma Compliance Certificate fairly presents the financial condition of the Borrowers and their
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Subsidiaries as of the date thereof and after giving effect to such Distribution and (iii) no Default or Event of Default then exists or would result after giving effect to such Distribution.

     SECTION 4. Ratification, Etc. Except as expressly amended hereby, the Loan Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects. All references in the Loan Agreement or any related agreement or instrument to the Loan Agreement shall hereafter refer to the Loan Agreement as amended hereby.

     SECTION 5. No Implied Waiver. Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligations of any of the Borrowers or Guarantors or any right of the Agent or any Bank consequent thereon.

     SECTION 6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     SECTION 7. Governing Law. THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
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     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.

                                          METALLURG, INC.

                                          By:       /s/ BARRY C. NUSS
                                            ------------------------------------
                                            Name: Barry C. Nuss
                                            Title: Vice President, Finance & CFO

                                          SHIELDALLOY METALLURGICAL
                                          CORPORATION

                                          By:       /s/ BARRY C. NUSS
                                            ------------------------------------
                                            Name: Barry C. Nuss
                                            Title: Vice President, Finance

                                          METALLURG INTERNATIONAL
                                          RESOURCES, INC.

                                          By:       /s/ BARRY C. NUSS
                                            ------------------------------------
                                            Name: Barry C. Nuss
                                            Title: Vice President, Finance

                                          METALLURG SERVICES, INC.

                                          By:       /s/ BARRY C. NUSS
                                            ------------------------------------
                                            Name: Barry C. Nuss
                                            Title: Vice President & CFO

                                          MIR (CHINA), INC.

                                          By:       /s/ BARRY C. NUSS
                                            ------------------------------------
                                            Name: Barry C. Nuss
                                            Title: Vice President & CFO

                                          METALLURG HOLDINGS CORPORATION

                                          By:       /s/ BARRY C. NUSS
                                            ------------------------------------
                                            Name: Barry C. Nuss
                                            Title: Vice President & CFO
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                                          FLEET NATIONAL BANK
                                          (Formerly Known as BankBoston, N.A.),
                                          individually and as Agent

                                          By:      /s/ MARK B. SCHAFER
                                            ------------------------------------
                                            Name: Mark B. Schafer
                                            Title: Vice President

                                          BANK OF SCOTLAND

                                          By:       /s/ JOSEPH FRATUS
                                            ------------------------------------
                                            Name: Joseph Fratus
                                            Title: Vice President

                                          NATIONAL BANK OF CANADA

                                          By:     /s/ GAETAN R. FROSINA
                                            ------------------------------------
                                            Name: Gaetan R. Frosina
                                            Title: Vice President & Manager

                                          By:    /s/ MICHAEL F. MCINTYRE
                                            ------------------------------------
                                            Name: Michael F. McIntyre
                                            Title: Assistant Vice President